Aegis Value Fund, Inc.

Semi-Annual Report

February 28, 2006


Shareholders Letter

April 13, 2006

To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund s semi-annual report for the six months ended February 28, 2006.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund:

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in well-researched, small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we are contrarian, bottom-up stock selectors. We generally buy stocks trading at low price-to-book and price-to-earnings ratios, a segment of the market where academic research shows historical returns to be significantly higher than the overall market. We look for indications of strong corporate governance and ethical stewardship as evidenced by high insider ownership, proper use of corporate profits including bargain-priced share repurchases, and appropriate executive salary and options levels. We tend to purchase companies when they are misunderstood, out of favor, or neglected, and hold these companies until share prices reach our estimates of intrinsic value.

Since inception of the Aegis Value Fund on May 15, 1998, performance has been strong relative to benchmark indices. The Fund has posted a cumulative gain of 200.5 percent through April 13, 2006, compared to cumulative gains of
121.4 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During this period, the Russell 2000 Index of small-cap stocks posted cumulative gains of 75.8 percent, and the S&P 500 posted cumulative gains of
31.3 percent.*

For the six months ended February 28, 2006, the Aegis Value Fund posted a gain of 8.7 percent, versus a gain of 8.8 percent for the Russell 2000 Value Index. The Russell 2000 Index returned 10.2 percent, while the S&P 500 Index returned
5.9 percent.

Our relative performance versus the Russell 2000 Value Index has been impacted by the decision to maintain a defensive cash position in the Fund during a time of rising stock values. Another significant factor in recent relative performance has been the Fund s relatively low level of investment in energy-related stocks. Generally, energy-related stocks have boosted index performance in recent periods.

We look forward to serving as your investment partner in the coming year.

Aegis Financial Corporation
Scott L. Barbee, CFA
Managing Director, Portfolio Manager



* - Aegis Value Fund s one-year, three year, five year, and since inception (5/15/1998) average annual returns for the period ending March 31, 2006 are 11.2%, 22.0%, 16.1%, and 15.2%, respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending March 31, 2006 are 23.8%, 30.7%, 16.2%, and 10.9%. All historical performance returns shown in this shareholders letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.


Investors are advised to consider the Fund s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call us at 1-800-528-3780, or visit our website at www.aegisvaluefund.com where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call us at 1-800-528-3780 to obtain performance data current to the most recent month-end.




Disclosure of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management
fees and other Fund expenses.   This example is intended to help you
understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, September 1, 2005
- February 28, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses:

                                 Actual
			         ======

                 Beginning       Ending           Expenses
                Account Value  Account Value      Paid During
Fund            (09/01/2005)   (02/28/2006) (1)   Period (2)
----            -------------  --------------     ------------
Aegis Value Fund  $1,000.00      $1,086.89          $7.30


                            Hypothetical
                  (5% annual return before expenses)
                  ==================================

                 Beginning      Ending            Expenses
                Account Value  Account Value      Paid During
Fund            (09/01/2005)   (02/28/2006)       Period (2)
----            -------------  --------------     ------------
Aegis Value Fund  $1,000.00      $1,017.80          $7.05





(1) The actual ending account value is based on the actual total return of the Fund for the period September1, 2005 to February 28, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period September 1, 2005 to February 28, 2006 was 8.69%.

(2) Expenses are equal to the Fund s annualized expense ratio (1.41%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 09/01/2005 and 02/28/2006).

See performance data disclosure on pages 1-2.


You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled Actual Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.



Key statistics

Results of a $10,000 Investment


[Chart showing growth of an investment of $10,000 in the Aegis Value Fund at inception compared to the growth of the Russell 2000 Value Index]
                                               Russell 2000
                                 AVALX         Value Index
                                 -----         ------------
5/15/98                        $10,000           $10,000
8/31/98                          8,210             7,564
8/31/99                         10,990             8,629
8/31/00                         11,964             9,811
8/31/01                         16,521            11,581
8/31/02                         17,760            10,933
8/31/03                         21,954            13,521
8/31/04                         25,591            16,157
8/31/05                         28,070            19,810
2/28/06                         30,509            21,554



Average Annual Total Returns (As of February 28, 2006)

                                               Russell 2000
                                 AVALX         Value Index
                                 -----         ------------
Trailing 5 Year                  15.7%             14.8%
Trailing 3 Year                  22.3%             29.1%
Trailing 1 Year                  10.5%             15.6%
Since inception (May 15, 1998)   15.4%             10.4%


See performance data disclosures on pages 1-2.


Industry Breakdown
------------------

Common Stocks                           % of the Fund assets

Finance and Real Estate                           16.7%
Agriculture                                       13.9%
Transportation                                    10.0%
Industrial Cyclicals                               8.2%
Retail and Entertainment                           7.6%
Basic Materials                                    5.5%
Technology                                         4.5%
Energy and Natural Resources                       4.1%
Textiles and Apparel                               2.5%
Consumer Non-Durables                              2.5%
Capital Goods                                      1.6%
Consumer Durables                                  1.2%
Wholesale and Distribution                         0.6%
Healthcare                                         0.1%
Commercial Services                                0.0%

Preferred Stocks                                   0.0%
Warrants                                           0.2%
Cash and Short-Term Investment                    20.8%
                                                  -----
   Total Assets                                  100.0%





Aegis Value Fund, Inc.
Schedule of Portfolio Investments
February 28, 2006
(Unaudited)


Common Stock - 79.0%                             Shares     Market Value
--------------------                             ------     ------------

Industrial Cyclicals - 8.2%

Allied Defense Group, Inc.*                     223,600       $5,120,440
American Pacific Corp.* (1)                     670,534        3,842,160
Ampco-Pittsburgh Corporation                     12,800          259,968
International Aluminum Corp.                     32,300        1,275,850
Pope & Talbot, Inc.*                            415,500        3,145,335
Quipp, Inc. (1)                                  78,300          841,725
Ryerson Inc.                                    456,100       11,511,964
Superior Industries International Inc.          625,600       13,481,680
                                                              ----------
                                                              39,479,122

Wholesale and Distribution - 0.6%

Advanced Marketing Services Inc.*                78,300          313,200
John B. Sanfilippo & Son Inc.*                  170,056        2,482,818
                                                              ----------
                                                               2,796,018

Finance and Real Estate - 16.7%

Acceptance Insurance Companies, Inc.*           229,400              574
BKF Capital Group*                              111,200        1,490,080
Boykin Lodging Company*                         100,000        1,278,000
California First National Bank Corp. (1)        577,892        7,801,542
Ceres Group, Inc.*                               11,457           61,982
Lodgian Inc.*                                   158,300        1,985,082
Medallion Financial Corp.                       250,140        3,036,700
Meristar Hospitality Inc.*                      111,300        1,147,503
MI Developments Inc.                            123,000        4,175,850
The MIIX Group Inc.* (1)                        720,000            8,280
PMA Capital Corp. Class A* (1)                2,784,719       26,788,997
Prospect Energy Corp.                           296,218        4,899,446
PXRE Group Ltd.*                                857,300        2,914,820
Quanta Capital Holdings Ltd.*                   133,604          621,259
SCPIE Holdings, Inc.* (1)                       733,500       16,679,790
Specialty Underwriters Alliance*                161,389        1,015,121
SWS Group Inc.                                  170,600        4,157,522
Winthrop Realty Trust                           557,676        3,000,297
                                                              ----------
                                                              81,062,843


Textiles and Apparel - 2.5%

Delta Apparel, Inc.                             342,000        5,301,000
Delta Woodside Industries* (1)                  428,700          132,897
Quaker Fabric Corporation* (1)                1,600,000        4,528,000
Tandy Brands Accessories                        182,743        1,975,452
                                                              ----------
                                                              11,937,349

Transportation - 10.0%

Air France ADR.*                                436,700       10,153,275
Exide Technologies*                             600,000        2,490,000
International Shipholding Corp.*                 95,700        1,491,963
Mair Holdings, Inc.* (1)                      1,210,922        6,187,811
National RV Holdings*                           431,600        2,796,768
Sea Containers Ltd. - Class A* (1)            1,928,500       25,359,775
                                                              ----------
                                                              48,479,592

Energy & Natural Resources - 4.1%

Avista Corporation                               24,490          480,004
PNM Resources, Inc.                             255,000        6,311,250
Reliant Energy Inc.*                            690,300        7,013,448
USEC Inc.                                       497,250        6,185,790
                                                              ----------
                                                              19,990,492

Commercial Services - 0.0%

LQ Corporation*                                  52,115           92,504
                                                              ----------
                                                                  92,504

Agriculture - 13.9%

Alliance One International Inc. (1)           6,971,400       31,022,730
CF Industries Holdings, Inc.*                   533,700        9,403,794
Imperial Sugar (1)                            1,030,583       27,001,275
                                                              ----------
                                                              67,427,799


Consumer Durables - 1.2%

Bassett Furniture Industries, Inc.              306,654        5,915,356
                                                              ----------
                                                               5,915,356

Technology - 4.5%

Audiovox Corporation - Class A*               1,024,295       13,080,247
IDT Corporation*                                 10,000          118,300
IDT Corporation - Class B*                       86,000        1,022,540
Integrated Telecom Express Inc.* (2)            308,300           30,830
Pemstar Inc.* (1)                             3,136,155        7,338,603
Technology Solutions Company*                    41,429          336,403
                                                              ----------
                                                              21,926,923

Retail and Entertainment - 7.6%

Books-A-Million Inc. (1)                        974,778       11,248,938
Bowl America Inc. - Class A                       9,481          134,156
Dillards Inc. Class A                           603,400       14,885,878
Duckwall-ALCO Stores, Inc.*                     140,100        3,398,826
Luby's, Inc.*                                   203,867        3,039,657
Marsh Supermarkets, Inc. - Class B              238,209        1,862,794
Nathan's Famous, Inc.*                          132,400        1,621,900
Village Super Market Inc.                         9,330          497,364
                                                              ----------
                                                              36,689,513

Basic Materials - 5.5%

Adams Resources and Energy Inc.                  38,700        1,017,423
Olympic Steel Inc.                              473,907       12,492,189
Northern Orion Resources Inc.*                   28,000          103,320
Royal Group Technologies*                     1,108,100       10,859,380
Terra Industries Inc.*                          272,500        1,932,025
                                                              ----------
                                                              26,404,337

Capital Goods - 1.6%

Dominion Homes Inc.* (1)                        820,000        7,872,000
                                                              ----------
                                                               7,872,000

Consumer Non-Durables - 2.5%

CPAC, Inc. (1)                                  306,998        1,246,412
Enesco Group* (1)                             1,473,300        2,755,071
Head N.V.* (1)                                1,881,000        7,317,090
National Presto Industries, Inc.                 15,000          656,250
                                                              ----------
                                                              11,974,823


Healthcare - 0.1%

OCA Inc.*                                     1,514,400          575,472
                                                              ----------
                                                                 575,472
                                                              ----------

Total Common Stocks - (Cost $334,611,834)                    382,624,142


Preferred Stocks - 0.0%                          Shares     Market Value
-----------------------                         -------     ------------

Glenborough Realty Trust
   7.75% Convertible Preferred                    5,260          131,816
                                                              ----------
   Total Preferred Stocks - (Cost $99,694)                       131,816


Warrants - 0.2%                                  Shares     Market Value
---------------                                 -------     ------------

Air France ADW*                                 397,000          837,670
                                                              ----------
   Total Warrants - (Cost $627,260)                              837,670


Short-Term Investments - 14.4%               Face Value     Market Value
------------------------------               ----------     ------------

U.S. Treasury Bill due 03/02/06             $30,000,000       29,996,526
U.S. Treasury Bill due 03/09/06              20,000,000       19,981,044
U.S. Treasury Bill due 03/16/06              10,000,000        9,982,090
U.S. Treasury Bill due 03/30/06              10,000,000        9,966,074
                                                              ----------
  Total Short-Term Investments - (Cost $69,925,734)           69,925,734
                                                              ----------

Total Investments - 93.6% (Cost $405,264,522) #              453,519,362
                                                             -----------

Other Assets and Liabilities - 6.4%                           30,789,014
                                                             -----------

Net Assets - 100.0%                                         $484,308,376
                                                            ============

* Non-income producing securities
# Aggregate cost for tax purposes of $405,264,522
(1) Affiliated Company - see Note 6
(2) Company is in liquidation and security is being fair valued by the Fund Board of Directors.


See accompanying notes to the financial statements





Aegis Value Fund, Inc.
Statement of Assets and Liabilities
February 28, 2006
(Unaudited)



Assets

Investments in unaffiliated companies/securities
  at market value  (cost $257,837,944)                      $289,664,192

Investments in affiliated companies
  at market value (cost $171,544,503)                        187,973,095
                                                            ------------
Total investments at market value (cost $429,382,448)        477,637,288

Cash                                                           2,993,101

Receivable for fund shares sold                                   51,820

Receivable for investment securities sold                      5,518,196

Interest and dividends receivable                                220,262
                                                            ------------
   Total assets                                              486,420,666


Liabilities

Payable for investment securities purchased                      495,521

Payable for fund shares redeemed                               1,079,460

Accrued expenses                                                 537,309
                                                            ------------
   Total liabilities                                           2,112,290

Net assets (26,983,229 shares of $0.001 par
   value capital stock outstanding; 100,000,000 shares
   authorized)                                              $484,308,376
                                                            ============


Net assets consist of:

   Capital stock at par value                                    $26,983
   Paid-in capital                                           369,217,145
   Undistributed net investment income                         4,659,098
   Accumulated net realized gain                              62,150,310
   Net unrealized appreciation                                48,254,840
                                                            ------------
Net assets                                                  $484,308,376
                                                            ------------


Net asset value per share                                         $17.95
                                                                  ======


See accompanying notes to the financial statements






Aegis Value Fund, Inc.
Statement of Operations
For Six Months Ended February 28, 2006
(Unaudited)


Investment Income

  Dividends from unaffiliated companies*                      $1,480,939

  Dividends from affiliated companies                          3,060,250

  Interest                                                     2,449,976
                                                              ----------

     Total income                                              6,991,165


Expenses

  Investment advisory fees                                     3,222,830

  Transfer agency and administration fees                        417,023

  Registration fees                                               18,590

  Custody fees                                                    28,490

  Printing and postage costs                                      27,124

  Legal and accounting fees                                       38,900

  Directors fees                                                   5,337

  Insurance and other                                             31,536
                                                              ----------

     Gross expenses                                            3,789,832

  Less: fees paid indirectly                                      (7,114)
                                                              ----------

     Net expenses                                              3,782,718
                                                              ----------

Net investment income                                          3,208,448


Realized and unrealized gain on investments
   Net realized gain on investments - unaffiliated companies  64,979,705
   Net realized gain on investments - affiliated companies     2,067,609
   Change in unrealized appreciation of
      investments for the period                             (32,983,225)
                                                              ----------

Net realized and unrealized gain on investments               34,064,089


Net increase in net assets resulting from operations         $37,272,537
                                                             ===========


*Net of foreign tax withholdings of $6,089


See accompanying notes to the financial statements






Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For Six Months Ended February 28, 2006
And Fiscal Year Ended August 31, 2005
(Unaudited)




                                          Six months ended         Year ended
                                         February 28, 2006    August 31, 2005
                                         -----------------    ---------------

Increase in net assets from operations

  Net investment income (loss)                $3,208,448           $2,918,408

  Net realized gain on investments            67,047,314           49,307,579

  Change in unrealized appreciation          (32,983,225)          17,107,138
                                             -----------           ----------
  Net increase in net assets
     resulting from operations                37,272,537           69,333,125
                                             -----------           ----------

Distributions

  Investment income - net                     (5,250,475)                   0

  Realized capital gains                     (46,148,914)         (37,826,835)
                                             -----------           ----------

     Total distributions                     (51,399,388)         (37,826,835)


Capital share transactions*

  Subscriptions                               21,999,579          225,375,283

  Distributions reinvested                    47,217,395           34,350,915

  Redemptions                               (246,678,936)        (317,572,328)
                                             -----------          -----------

     Total capital share transactions       (177,461,962)         (57,846,130)
                                             -----------          -----------

     Total increase (decrease) in           (191,588,814)         (26,339,840)
          net assets

Net assets at beginning of period            675,897,190          702,237,030
                                             -----------          -----------
Net assets at end of period (including
   undistributed net investment income
   of $4,659,098 and $2,918,408,
   respectively)                            $484,308,376         $675,897,190


*Share information

  Subscriptions                                1,241,094           12,438,936
  Distributions reinvested                     2,844,421            1,916,700
  Redemptions                                (13,904,412)         (17,553,910)
                                             -----------          -----------

       Net increase (decrease)                (9,818,897)          (3,198,274)


See accompanying notes to the financial statements







Aegis Value Fund, Inc.
Financial Highlights
For Six Months Ended February 28, 2006
And Fiscal Year Ended August 31, 2005
(Unaudited)

The table below sets forth the financial data for a share of the Fund outstanding throughout each period presented:


                                           Six months ended        Year ended
                                          February 28, 2006   August 31, 2005
                                          -----------------   ---------------

Per share data:

Net asset value - beginning of period            $18.37              $17.56

Income from investment operations-
   Net investment income                           0.12                0.08

   Net realized and unrealized gain
      on investments                               1.32                1.60
                                                 ------              ------

   Total from investment operations                1.44                1.68


Less distributions declared to shareholders-
   Net investment income                          (0.19)               0.00

   Net realized capital gains                     (1.67)              (0.87)
                                                 ------              ------

     Total distributions                          (1.86)              (0.87)
                                                 ------              ------

Net asset value - end of period                   $17.95             $18.37
                                                  ======             ======


Total investment return                             8.7%               9.7%


Ratios (to average net assets)/supplemental data:

Expenses after reimbursement/recoupment and
   fees paid indirectly (1)                        1.40%              1.42%

Expenses before reimbursement/recoupment and
   fees paid indirectly                            1.41%              1.41%

Net investment income (loss)                       1.20%              0.39%

Portfolio turnover                                   17%                29%

Net assets at end of year (000's)               $484,308           $675,897


(1) Ratio after expense reimbursement/recoupment, before fees paid indirectly, is 1.41% in 2005.

See accompanying notes to the financial statements







Aegis Value Fund, Inc.
Notes to Financial Statements
February 28, 2006


1.  The Organization
--------------------

Aegis Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.


2.  Summary of Significant Accounting Policies
----------------------------------------------

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund s NAV may differ from the security s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Federal income taxes. The Fund s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses paid indirectly. Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund s custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $7,114 for six months ended
February 28, 2006.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund s understanding of the applicable country s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


3.  Advisory Fees and Other Transactions with Affiliates
--------------------------------------------------------

The Fund entered into an investment management and advisory services agreement (the Agreement) with Aegis Financial Corporation, (the Advisor) that provides for fees to be computed at an annual rate of 1.20% of the Fund s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund s average daily net assets. The Agreement shall remain in force through March 31, 2007. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the six months ended
February 28, 2006, there were no Advisor reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. The Advisor recaptured previously reimbursed amounts of $59,322 during the year ended August 31, 2005. There are no remaining allowable recapturable amounts as of that date.

The Fund has an agreement with BGB Fund Services, Inc. to provide fund accounting, administration, transfer agency and shareholder services to the Fund for a fee of 0.25% on Fund assets up to $200 million and 0.10% on Fund assets in excess of $200 million.

BGB Securities, Inc., a registered broker/dealer, executes portfolio transactions on behalf of the Fund. Brokerage commissions paid to BGB Securities amounted to $42,560 for the six months ended
February 28, 2006.

Certain officers and directors of the Fund are also officers and directors of the Advisor, BGB Fund Services, Inc. and BGB Securities, Inc. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.


4.  Investment Transactions
---------------------------

Purchases and sales of investment securities were $32,317,118 and $118,485,079, respectively, for six months ended February 28, 2006. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.


5.  Distributions to Shareholders and Tax Components of Net Assets
------------------------------------------------------------------

The tax character of distributions paid during the tax years ended August 31, 2005 and 2004 were as follows:

					2005			2004
Distribution paid from:
     Ordinary income		   $ 3,913,122	          $ 2,164,116
     Long-term capital gain         33,913,713              8,926,977
                                   -----------            -----------
                                  $ 37,826,835           $ 11,091,093

For the tax year ended August 31, 2005, the components of net assets on a tax basis were as follows:

Undistributed ordinary income				      $4,407,057
Undistributed long-term gain				      39,763,262
Unrealized appreciation			                     119,009,805
Unrealized depreciation				             (37,771,465)
Shares of capital stock					     550,488,531
                                                             -----------
     Total                                                  $675,897,190

Temporary book/tax differences are a result of differing treatments of short-term capital gains.


6.  Investments in Affiliated Companies
---------------------------------------

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at year-end are noted in the Fund s schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:


                          Value                                       Value
                      Beginning                Sales    Dividend     End of
                      of Period  Purchases   Proceeds    Income      Period
                     ==========  =========   ========   ========  ===========

Alliance One Intl.  $25,595,600 $2,056,406      -       $194,943  $31,022,730
Amer. Pacific Corp.   4,204,248     -           -           -       3,842,160
Books-A-Million, Inc. 9,450,480    477,103      -         48,739   11,248,938
Calif. Fst Natl Bank  7,801,542     -           -        115,578    7,801,542
CPAC, Inc.            1,458,241     -           -         21,490    1,246,412
Delta Woodside Ind.     325,812     -           -           -         132,897
Dominion Homes, Inc. 13,944,000    203,544      -           -       7,872,000
Enesco Group          1,887,768    538,634      -           -       2,755,071
Head N.V.             5,868,720     -           -           -       7,317,090
Imperial Sugar       14,278,250     77,935      -      2,675,585   27,001,275
MAIR Holdings Inc.    9,017,053  1,258,944      -           -       6,187,811
MIIX Group Inc.           9,720     -           -           -           8,280
Pemstar Inc.          3,261,601     -           -           -       7,338,603
PMA Capital Corp.- A 23,532,582    900,037      -           -      26,788,997
Quaker Fabric Corp.   5,152,000     -           -           -       4,528,000
Quipp, Inc.             959,175     -           -          3,915      841,725
SCPIE Holdings       13,708,500     -       5,217,433       -      16,679,790
Sea Containers-Cl A. 18,402,120  2,329,816      -           -      25,359,775
                     ----------  ---------  ---------  ---------   ----------
   Total           $158,857,411 $7,842,419 $5,217,433 $3,060,250 $187,973,095





Aegis Value Fund, Inc.
Fund Directors and Secretary (Unaudited)
February 28, 2006

Fund Directors
==============

Name, Age and                          Business Experience and Directorships
Address                    Position     During the Past 5 Years
=====================      ========     ===================================
William S. Berno* (52)     President,   President and Managing Director of
1100 North Glebe Road      Director     Aegis Financial Corporation since
Suite 1040                              1994;President and Trustee of the
Arlington, Virginia 22201               Aegis Funds since 2003; President
                                        and Director of the Fund since 1997.

Scott L. Barbee * (34)     Treasurer,   Treasurer and Managing Director of
1100 North Glebe Road      Director     Aegis Financial Corporation since
Suite 1040                              1997; Treasurer and Trustee of the
Arlington, Virginia 22201               Aegis Funds since 2003; Treasurer
                                        and Director of the Fund since 1997.

Edward P. Faberman (59)    Director     Attorney with the firm of Wiley Rein
Wiley Rein & Fielding LLP               & Fielding LLP since 2005; Attorney
1776 K Street N.W.                      with the firm of Ungaretti & Harris
Washington, DC 20006                    1996-2005; Trustee of the Aegis Funds
                                        since 2003; Director of the Fund
                                        since 1997.

David A. Giannini (52)     Director     Institutional equity sales and
30 Rockefeller Plaza                    research with Scarsdale Equities
Suite 4250                              since 2006; institutional equity
New York, NY 10112                      sales and research with Sanders
                                        Morris Harris, 1997-2006.  Trustee
                                        of the Aegis Funds since 2006;
                                        Director of the Fund since 2006.

Albert P. Lindemann III (43)            President and founder of Redan
201 N. Tryon St.           Director     Capital Partners (real estate
Suite 2680                              investments) since 2006.  Real
Charlotte, North Carolina               estate analyst with Faison
28202                                   Enterprises, 2000-2006;  Trustee
                                        of the Aegis Funds since 2003;
                                        Director of the Fund since 2000.

Eskander Matta (35)        Director     Senior VP of Enterprise Internet
Wells Fargo & Co.                       Services, Wells Fargo & Co. since
550 California Street                   2002; Director of Strategic
2nd Floor                               Consulting with Cordiant
San Francisco, California               Communications, 2001-2002; Trustee
94111                                   of the  Aegis Funds since 2003;
                                        Director of the Fund since 1997.


Fund Officers
=============
Paul Gambal* (46)         Secretary     Chairman, Secretary and Managing
1100 North Glebe Road                   Director of Aegis Financial Corp-
Suite 1040                              oration since 1994; Secretary of
Arlington, Virginia 22201               the Aegis Funds since 2003; Sec-
                                        retary of the Fund since 1997.

Skyler S. Showell* (31)     Chief       Compliance Officer of
1100 North Glebe Road     Compliance    Aegis Financial Corporation since
Suite 1040                 Officer      2003; Compliance Consultant,
Arlington, Virginia 22201               2002-2003; Law Student, 2001; Chief
                                        Compliance Officer of the Fund
                                        since 2004.



*Indicates persons who are affiliated with Aegis Financial Corporation, the Fund s investment advisor, and are therefore considered to be interested persons under the Investment Company Act of 1940, Section (2)(a).

The Fund s Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund s toll-free phone number, (800) 528-3780.



Aegis Value Fund, Inc.
Other Information (Unaudited)
February 28, 2006

Shareholder Tax Information:
Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund s income and distributions for the taxable year ended August 31, 2005. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended August 31, 2005, the Fund paid distributions per share of $0.09 and $0.78 for ordinary income and long-term capital gains, respectively. During the fiscal year ended August 31, 2005, the Fund paid distributions from ordinary income and long-term capital gain of $3,913,122 and $33,913,713, respectively.

Fund Holdings:
The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:
The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available upon request, without charge, by calling 800-528-3780. The Fund s proxy voting policies and procedures and voting record are also available on the Commission s website at http://www.sec.gov.




Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
David A. Giannini
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary
Skyler S. Showell, Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Auditors
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania 19102-1732

Counsel
Seward & Kissel, LLP
1200 G Street, N.W.
Washington, D.C.  20005




ITEM 11.  CONTROLS AND PROCEDURES

(a) The registrant s principal executive officer and principal financial officer have concluded that the registrant s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company
Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.




SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   Aegis Value Fund, Inc.
              ------------------------

Signature and Title:   /s/ William S. Berno, President
                       ---------------------------------

Date:                   May 1, 2006
                       ---------------



Pursuant to the requirements of the Securities Exchange
Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ William S. Berno
     -----------------------------
     William S. Berno, President

Date:     May 1, 2006
        ----------------


By:    /s/ Scott L. Barbee
     -----------------------------
     Scott L. Barbee, Treasurer

Date:     May 1, 2006
        ----------------